SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

           IDS Life Variable Annuity Fund A (Individual and Employer)
           IDS Life Variable Annuity Fund B (Individual and Group)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregated value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

              Every Proxy Vote is Important!

              Vote your Proxy on the PHONE or INTERNET.

              It saves Money! Telephone and Internet voting saves postage costs.

              It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

              It's Easy! Just follow these simple steps:

                    o By Internet: Log onto americanexpress.com/proxyvoting and follow the on-screen instructions.

                    o By Touch-tone Phone: Call toll free 1-866-241-6192 and follow the recorded instructions.
(logo)
AMERICAN      Do not mail your Proxy Card when you vote by phone or Internet.
 EXPRESS
(R)                                                                   PROXY 2004

                              A L A M O D I R E C T
          American Express/WO#13977: TOUCH-TONE TELEPHONE VOTING SCRIPT
                            APPLICATION: "New App 4"
         PASSWAVE: X:\PERIPHONICS\TT_SPEECH_FILES\mmddyy\mmddyyAMX13973
               REMINDER CALL WAVE: X:\PERIPHONICS\REMINDER_CALLS\
           "IDS Life Variable Annuity Fund A & B. " (PSID 01) (FID01)
        CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                          EXPECTED MAIL DATE: XX/XX/XX
                          MEETING DATE: August 31, 2004
                       TEST NUMBER (s): 977 99999 001 xxx

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE CONTRACT OWNER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE CONTRACT OWNER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B."

The Reorganization Proposal has been reviewed by the current Boards of Funds A and B and the Boards recommend that you vote "For" the Proposal. The Board of the VP Corporation recommends that you vote "For" Proposals 2, 3, 4 and 5.

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

--------------------------------------------------------------------------------

OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

IF THE CONTRACT OWNER PRESSES 1, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE CONTRACT OWNER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows, "You have voted AS THE BOARD RECOMMENDED."
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE CONTRACT OWNER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."      "If you would like to start the voting
process again, press 1 now."     "To end this call, press 0 now."

IF THE CONTRACT OWNER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."         "If you would like to start the voting
process again, press 1 now."      "To end this call press 0 now."

If the contract owner elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE CONTRACT OWNER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

--------------------------------------------------------------------------------
OPTION 2:  IF THE CONTRACT OWNER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 2: To vote FOR ALL nominees, press 1. To WITHHOLD from all nominees, press 9.
                To WITHHOLD FROM AN INDIVIDUAL nominee press 0."

IF THE CONTRACT OWNER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."
"Press 0, if you have completed voting on nominees"

AFTER THE CONTRACT OWNER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:
"Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

--------------------------------------------------------------------------------
"Proposal 3: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 4: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 5: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

WHEN THE CONTRACT OWNER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE CONTRACT OWNER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1." "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE CONTRACT OWNER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE CONTRACT OWNER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved." "If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

If the contract owner elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE CONTRACT OWNER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.

Submit Your Proxy Voting Instructions

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located in the shaded box on your voting instruction card. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

Enter Control Number here: [977 ]-[9999 ]-[9002 ]-[000 ] [Continued]

Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your Proxy Package for other voting options.


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                                     Secure
                                      Site
                                 Click to verify

       (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

--------------------------------------------------------------------------------

     View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003 American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

Shareholder:          ALAMO SAMPLE CARD FOR
                      IDS LIFE VARIABLE ANNUITY FUND A
                      280 OSER AVE
                      HAUPPAUGE, NY 11788
Account:              1234567890
Previous vote:        No Previous Vote Collected

                        IDS Life Variable Annuity Fund A

                                                                Mark All ->   ( Board Recommended )
          IDS Life Funds A & B                                  Mark All -> (For) (Against) (Abstain)
------------------------------------------------------------------------------------------------------
   1 To approve an Agreement and Plan of Reorganization among               o For o Against o Abstain
     Fund A and Fund B (together, the "Current Funds"), IDS Life
     Insurance Company and AXP Variable Portfolio - Select
     Series, Inc. (the "VP Corporation") on behalf of its series,
     AXP Variable Portfolio - Core Equity Fund (the "New VP
     Fund") and related transactions (the "Reorganization") to
     transfer the assets of the Current Funds to the New VP Fund in exchange for shares of the New VP Fund, and to
     restructure Fund A as a unit investment trust (the "New UIT
     A") and Fund B as a unit investment trust (the "New UIT B").

------------------------------------------------------------------------------------------------------
2.01 Elect Board members of the VP Corporation: Arne H. Carlson             o For o Withhold
------------------------------------------------------------------------------------------------------
2.02 Elect Board members of the VP Corporation: Philip J. Carroll, Jr.      o For o Withhold
------------------------------------------------------------------------------------------------------
2.03 Elect Board members of the VP Corporation: Livio D. DeSimone           o For o Withhold
------------------------------------------------------------------------------------------------------
2.04 Elect Board members of the VP Corporation: Anne P. Jones               o For o Withhold
------------------------------------------------------------------------------------------------------
2.05 Elect Board members of the VP Corporation: Stephen R. Lewis, Jr.       o For o Withhold
------------------------------------------------------------------------------------------------------
2.06 Elect Board members of the VP Corporation: Alan K. Simpson             o For o Withhold
------------------------------------------------------------------------------------------------------
2.07 Elect Board members of the VP Corporation: Alison Taunton-Rigby        o For o Withhold
------------------------------------------------------------------------------------------------------
2.08 Elect Board members of the VP Corporation: William F. Truscott         o For o Withhold
------------------------------------------------------------------------------------------------------
   3 To ratify KPMG LLP as the independent auditors of the New VP Fund.     o For o Against o Abstain
------------------------------------------------------------------------------------------------------
   4 To approve an investment management services agreement for the
     New VP Fund with American Express Financial Corporation ("AEFC")       o For o Against o Abstain
------------------------------------------------------------------------------------------------------
   5 To authorize AEFC, subject to approval by the Board of Directors
     of the VP Corporation, to retain and replace subadvisers, or to        o For o Against o Abstain
     modify subadvisory agreements, without Contract Owner approval.
------------------------------------------------------------------------------------------------------
                                                                                  Voting Instructions

Enter your e-mail address here if you would
like an e-mail confirmation of your vote.    [___________________]

If you would like to change your vote, please change responses as appropriate before submission.
                                            ( ) Cancel        ( ) Vote Now!

       (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

--------------------------------------------------------------------------------

     View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003 American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

Shareholder:          ALAMO SAMPLE CARD FOR
                      IDS LIFE VARIABLE ANNUITY FUND B
                      280 OSER AVE
                      HAUPPAUGE, NY 11788
Account:              1234567890
Previous vote:        No Previous Vote Collected

                        IDS Life Variable Annuity Fund B

                                                                Mark All ->   ( Board Recommended )
          IDS Life Funds A & B                                  Mark All -> (For) (Against) (Abstain)
------------------------------------------------------------------------------------------------------
   1 To approve an Agreement and Plan of Reorganization among               o For o Against o Abstain
     Fund A and Fund B (together, the "Current Funds"), IDS Life
     Insurance Company and AXP Variable Portfolio - Select
     Series, Inc. (the "VP Corporation") on behalf of its series,
     AXP Variable Portfolio - Core Equity Fund (the "New VP
     Fund") and related transactions (the "Reorganization") to
     transfer the assets of the Current Funds to the New VP Fund in exchange for shares of the New VP Fund, and to
     restructure Fund A as a unit investment trust (the "New UIT
     A") and Fund B as a unit investment trust (the "New UIT B").

------------------------------------------------------------------------------------------------------
2.01 Elect Board members of the VP Corporation: Arne H. Carlson             o For o Withhold
------------------------------------------------------------------------------------------------------
2.02 Elect Board members of the VP Corporation: Philip J. Carroll, Jr.      o For o Withhold
------------------------------------------------------------------------------------------------------
2.03 Elect Board members of the VP Corporation: Livio D. DeSimone           o For o Withhold
------------------------------------------------------------------------------------------------------
2.04 Elect Board members of the VP Corporation: Anne P. Jones               o For o Withhold
------------------------------------------------------------------------------------------------------
2.05 Elect Board members of the VP Corporation: Stephen R. Lewis, Jr.       o For o Withhold
------------------------------------------------------------------------------------------------------
2.06 Elect Board members of the VP Corporation: Alan K. Simpson             o For o Withhold
------------------------------------------------------------------------------------------------------
2.07 Elect Board members of the VP Corporation: Alison Taunton-Rigby        o For o Withhold
------------------------------------------------------------------------------------------------------
2.08 Elect Board members of the VP Corporation: William F. Truscott         o For o Withhold
------------------------------------------------------------------------------------------------------
   3 To ratify KPMG LLP as the independent auditors of the New VP Fund.     o For o Against o Abstain
------------------------------------------------------------------------------------------------------
   4 To approve an investment management services agreement for the
     New VP Fund with American Express Financial Corporation ("AEFC")       o For o Against o Abstain
------------------------------------------------------------------------------------------------------
   5 To authorize AEFC, subject to approval by the Board of Directors
     of the VP Corporation, to retain and replace subadvisers, or to        o For o Against o Abstain
     modify subadvisory agreements, without Contract Owner approval.
------------------------------------------------------------------------------------------------------
                                                                                  Voting Instructions

Enter your e-mail address here if you would
like an e-mail confirmation of your vote.    [___________________]

If you would like to change your vote, please change responses as appropriate before submission.
                                            ( ) Cancel        ( ) Vote Now!

       (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

--------------------------------------------------------------------------------

     View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003 American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

---> Signing on to PROXY DIRECT(TM) online proxy voting site

     You must sign on to PROXY DIRECT before continuing with your on-line proxy voting session. In order to do so you need to enter your Control Number located on the voting instruction card which you should have received together with other proxy materials through regular mail. Below is a sample voting instruction card which displays a 14-digit Control Number. Your card might differ slightly though in most cases this number is located in the top or mid-section of the front of the proxy ballot:

        [IMAGE OMITTED]

     If your proxy materials were delivered electronically the Control Number should be located within your personal campaign information or online voting instructions.

---> How do I provide my voting instructions online?

     On-Line voting is really simple and submitting your voting instructions takes only a few minutes. Depending on the campaign setup, after login you will see a General Information screen containing either a list of your holdings (i.e. funds) or a list of proposals to be voted on during this campaign.

          o    List of your holdings

               The list contains all of your holdings associated with the Control Number provided. The name of each holding is clearly displayed next to which there is text informing you what kind of vote will be submitted for processing.

          o    List of applicable campaign proposals

               The list contains all the proposals which you are entitled to vote on in any or all of the holdings associated with your Control Number. The list contains an abbreviated name of each proposal next to which there is text informing you what kind of vote will be submitted for processing.

     To modify a vote for individual sub-item(s) click on the proposal name to be redirected to the Detailed Information section. There you are able to modify the vote for each proposal. After you have made your modifications click on Continue so that our system acknowledges these instructions. To return to the General Information section without any changes or to disregard any changes made, click on Cancel.

     Once you have completed making your vote selections click on the Vote Now! button to submit your instructions for processing. If for some reason you wish to close your session without a vote submission click on the Cancel button and all of your instructions will be disregarded.

---> Voting Instructions indicator

     Voting Instructions column displays text indicating how the final voting instructions will be submitted for processing. You may see either of the following two indicators displayed on the General Information screen:

     o    Board Recommended

          Means that all dependent items will be voted on your behalf according to the Boards' recommendation. The Reorganization Proposal has been reviewed by the Current Boards of Funds A and B and the Boards recommend that you vote "For" the Proposal. The Board of the VP Corporation recommends that you vote "For" Proposals 2, 3, 4 and 5. If you agree with such instructions you do not need to go to the detailed Information Section and manually select a vote for each sub-item

     o    Other - modified by shareholder

          Indicates that you have made up your own voting instructions and such will be submitted on your behalf for processing

     The general information screen does not display details for each item(s), however, each modification is remembered by the system throughout your online session and you can modify your vote for each item as many times as you like before final submission.

---> Electronic Vote Confirmation

     The system can send you an e-mail notifying you that your vote has been processed by the system and has been added to the total pool of votes for the campaign. Such notification is not sent immediately after submitting your voting instructions because it may take up to 72 hours to actually process them.

     If you wish to receive such confirmation, please enter a valid e-mail address into the textbox.

     IMPORTANT NOTE: We do not validate your supplied e-mail address in any way so make sure that you have entered it correctly. Also, e-Mail is not 100% reliable therefore we cannot guarantee that such confirmation will reach the specified destination.

---> Page layout looks a bit (or completely) off

     The Internet Voting site has been built for and tested on Microsoft(R) Internet Explorer 3.02 and newer versions and everything should look and work properly when using this browser. Additionally we have made code adjustments required to accommodate Netscape Navigator (ver. 4.5 and up). If you are using any other browser you may experience layout distortions and/or improper operation.

     Layout may be incorrect or plain ugly if your system is using Large System fonts. Some users with very large monitors tend to utilize this setting while working in very high resolutions. This will cause images and text to disalign and therefore distort the design. The only solution to this problem is either to change your system font settings or, if the browser allows (i.e. Internet Explorer) lower the size of the font for the browser only - this is a very quick and recommended solution.

---> I have already sent my paper voting instructions, what now?

     All of the instructions submitted via any supported means are processed in the order in which they were received. You can still provide your voting instructions on-line but be advised that if we have not yet received your mailed in ballot it will overwrite your online instructions once it is received. If you have previously submitted your vote via mail, telephone etc. you can check whether it has been received and processed by going into the Detailed Information section for any item. The top portion of that section will contain your current voting status and if a previous vote has been received, indicate when and how. Until you confirm that your previous vote has been processed we suggest you put off your online vote until later.

     Mailed votes are usually processed within 5 business days from the date of mailing. Telephone and Internet votes are usually processed within 12-24 hours.

---> Can I change my previous voting instructions submitted online?

     You can re-submit your instructions online as many times as you wish before the actual meeting date. A newer vote will always overwrite the old one. The Detailed Information section contains an indicator when and how your previous vote, if any, has been received and processed.

     If your new (mailed, online, etc.) vote is the same as the vote already received it will be disregarded and the date and source will stay unchanged.

---> I am unable to sign on

     Your browser must be able to process JavaScript scripts and accept cookies in order to proceed with the online proxy voting. If any of these requirements is not satisfied, clicking on the Continue button next to the Control Number entry area will either produce no result or result in a Runtime or Script Error.

     Cookies are used only to store and process voting data during your current voting session. We neither collect nor store any information from/to your computer. All cookies are temporary and are removed immediately after closing the online voting session.

     Some corporations do not allow their users to process active content (scripts) and/or accept cookies. In this case you would not be able to vote electronically from your office.

     If your browser either does not support JavaScript or has this feature turned off, you will not be able to sign on. You may also encounter several Script Errors.

---> Error while Printing Vote Submission Confirmation

     Some shareholders have reported that after submitting their voting instructions the browser has returned an error "Page expired" after trying to print the confirmation page. This problem has been only apparent to Netscape Navigator/Communicator users. There is no fix for this error at this time.

                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

IDS Life Funds A & B - Inbound Phone Script

Good ____________(morning, afternoon, evening), this is the IDS Life Funds A & B proxy services center, my name is ____________(first name), you are on a recorded line, how may I help you?

The contract owner is most likely calling in to ask you questions or to vote. They should have their proxy package handy. Ask them to read you the control number on their proxy card so you can identify what type of contract owner is calling in.

Address the contract owner's needs, after you have answered their questions you may say:
If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

If the contract owner is willing to vote over the phone continue as follows:
This call is being recorded to ensure the accuracy of your vote.

May I please have your control number (that is the 14 digit control number printed on your proxy card).

May I please have your name, street address and the last four digits of your social security number?

The Reorganization proposal has been reviewed by the current Boards of Funds A & B and, after careful consideration, the Boards recommend that you vote FOR the proposal. Would you like to vote FOR the Reorganization proposal? The Board of the VP Corporation recommends that you vote FOR Proposals 2,3,4 and 5. Would you like to vote FOR the remaining Proposals? If the contract owner does not wish to vote FOR, please review the remaining Proposals with them and ask if they would like to vote For, Against or Abstain. (You may do this by clicking on your vote now link).

Your vote has been recorded.  You have voted ______, is that correct?

In the next 72 hours a confirmation will be mailed to you.

Is there anything else today?

If the contract owner has a non-related proxy question you may transfer them to American Express. The phone number is 1-800-862-7919; this is an automated line. Can you please hold one minute and I will transfer your call to the American Express 800 line so your questions can be addressed.

If you receive a call that requires escalation to American Express (upset contract owner) or the contract owner has questions that are too technical in nature. The phone number is 1-612-678-1766.

Please hold one minute and I will transfer you to Mr. Scott Leland, a senior manager of the Product Team. If upon transfer, we reach a voice mail, I will be hanging up and you will need to leave a message for Mr. Leland. Please be advised that Mr. Leland will return your phone call within a 24 hour time period.

If the contract owner has a change of address:
We will record your change of address on our records for the purposes of the proxy mailing. However, in order to ensure that your address is updated on all American Express records, you will need to contact your Advisor.

IDS Life Funds A & B
OUTBOUND PHONE SCRIPT

Introduction
Hello, my name is__________________, and I am calling on behalf of IDS Life Funds A & B. May I please speak with___________________?

Thank you for taking my call.

I am calling to let you know that a meeting will be held on August 31, 2004 for contract owners to vote on important issues. Before I continue, I'd like you to know this call is being recorded to ensure the accuracy of your vote.

Have your received your package of proxy materials?

Are you familiar with the proposals?  May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name, street address and the last four digits of your social security number?

The Reorganization proposal has been reviewed by the current Boards of Funds A & B and, after careful consideration, the Boards recommend that you vote FOR the proposal. Would you like to vote FOR the Reorganization proposal? The Board of the VP Corporation recommends that you vote FOR Proposals 2,3,4 and 5. Would you like to vote FOR the remaining Proposals? If the contract owner does not wish to vote FOR, please review the remaining Proposals with them and ask if they would like to vote For, Against or Abstain. (You may do this by clicking on your vote now link).

Your vote has been recorded.  You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

If the contract owner has a non-related proxy question you may transfer them to American Express. The phone number is 1-800-862-7919; this is an automated line. Can you please hold one minute and I will transfer your call to the American Express 800 line so your questions can be addressed.

If you have a call that requires escalation to American Express (upset contract owner) or the contract owner has questions that are too technical in nature. The phone number is 1-612-678-1766.

Please hold one minute and I will transfer you to Mr. Scott Leland, a senior manager of the Product Team. If upon transfer, we reach a voice mail, I will be hanging up and you will need to leave a message for Mr. Leland. Please be advised that Mr. Leland will return your phone call within a 24 hour time period.

If the contract owner has a change of address:
We will record your change of address on our records for the purposes of the proxy mailing. However, in order to ensure that your address is updated on all American Express records, you will need to contact your Advisor.

Article

IDS Life Variable Annuity Fund A and Fund B proxies to be mailed on or about July 9, 2004

As indicated in the May 21, 2004 news article, proxy statements have been filed with the SEC for the reorganization of IDS Life Variable Annuity Fund A and Fund
B. Proxies will be mailed to clients on or about July 9.

As these are products that were some of the very early annuities in the industry, they do not have the same structure as the subsequent variable annuity products that have been offered and are currently for sale.

What is changing?
Currently, the variable annuity and the underlying fund are combined in a single entity. The variable annuity and fund components will be separated into two legal entities and the fund assets of both annuities will be combined into one fund. This legal structure will then match all our variable annuities.

What stays the same?

1.   The contract features and benefits remain the same.

2. The annuity contract value for the client is unchanged as a result of the reorganization.

3.   The maximum total fees and expenses contract holders pay will not change.

4. The new fund, AXP VP Core Equity Fund will be managed with the same goals and objectives, and will be managed in the same style.

5. The Portfolio Manager for both Fund A and Fund B (Doug Chase) will be the Portfolio Manager of the new AXP VP Core Equity Fund.

The proxy statement that will be mailed to clients contains a wrapper that should answer many clients questions. The Q&A provided in the May 21st article will also help advisors answer client questions.

Contact
Send a Lotus notes to AmericanExpress Annuities.

Link to May 21 article

Attach proxy statement here

Q: When will Contract Owners receive their proxy kits?

Proxy kits will be mailed to clients on or about July 9th.

Q: When and where is the Contract Owner meeting?

A Special Meeting will be held at the AXP Financial Center, 707 2nd Avenue South, 4th Floor Conference Center, Minneapolis, MN, on August 31, 2004, at 10:00 a.m., Central Time.

Q: How are the Current Funds (IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B) structured now and how would they change?

The Current Funds are now structured with both an annuity component and a fund component combined in one product. When they are reorganized, the fund component and the annuity components will be separated from each other. When separated, the new fund component (New VP Fund) and each new annuity component (New UIT A or New UIT B) would keep the same characteristics that they had when they were combined.

Q: What is being voted on?

There are five proposals being described in the proxy statement:

     1.   The Reorganization of the Current Funds, which consists of two parts:

          |X| The assets of the Current Funds will be transferred to AXP Variable Portfolio - Core Equity Fund (New VP Fund) and exchanged for shares of the New VP Fund.

          |X| The Current Funds will then be restructured as unit investment trusts (New UITs) that will invest in the shares of the New VP Fund. As a result, the Current Funds will be structured in the same manner as other variable annuities in the industry.

     2.   The election of Board members for the New VP Fund (VP Board)

     3.   The ratification of independent auditors for the New VP Fund

     4. The approval of the Investment Management Service Agreement for the New VP Fund with American Express Financial Corporation (AEFC)

     5. The authorization of AEFC, subject to VP Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without contract owner approval

Q: What are some important things Contract Owners need to know about the Reorganization?

|X| The contract value will be the same immediately before and after the Reorganization.

|X| The total charges and fees contract owners pay will be the same before and after the Reorganization.

|X| The annuity benefits, such as variable annuity payment options and death benefits, will be the same before and after the Reorganization.

|X|  AEFC will pay the entire cost of the Reorganization.

|X| For the Reorganization to occur, contract owners of both of the Current Funds must approve the proposal.

|X|  Voting procedures will change after the Reorganization.

Q: How do the Current Funds and the New VP Fund compare to each other?

The Current Funds and the New VP Fund both:

o Are structured as open-end management investment companies (or series thereof).

o    Have AEFC as investment adviser at the same management fee rate.

o    Have the same portfolio manager.

o Have the same custodian (American Express Trust Company) and sub-custodian (Bank of New York).

The Current Funds are organized as segregated asset accounts by IDS Life under Minnesota law. The New VP Fund is a series of the VP Corporation, which is organized as a Minnesota corporation.

Q:  What are some of the reasons for the proposed Reorganization?

The Current Boards of Funds A &B considered the following matters in approving the Reorganization.

o Benefits of Larger Fund. Because the Contracts are no longer being sold, the assets of the Current Funds are expected to continue to decline. By combining the assets of the Current Funds in the New VP Fund, Contract Owners would participate in a larger asset base in the New VP Fund. AEFC indicated to the Current Boards that it believed:

          o A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility.

          o Small funds may be unable to appropriately diversify their portfolios, or be unable to do so without incurring increasingly large trading costs.

o Costs. The Current Boards considered the fact that AEFC has agreed to bear all solicitation costs in order to achieve approval of the Reorganization and to bear any other costs of effecting the Reorganization.

o Potential Benefits to AEFC and its Affiliates. The Current Boards also considered the potential benefits from the Reorganization that could be realized by AEFC and its affiliates. The Current Boards recognized that the potential benefits to AEFC consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds and the difficulty of administering funds that use registration forms that are no longer updated by the SEC.

o Tax Consequences. The Current Boards considered the tax-free nature of the Reorganization.

o Continuity of Investment. The Current Boards took into account the fact that, following the Reorganization, Contract Owners of the Current Funds will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.

o Expense Ratios. Following the Reorganization, the expense ratio for the New VP Fund will be the same as the expense ratio of the Current Funds. Thus, the Current Funds' Contract Owners should experience the same per share fixed costs by holding shares of the New VP Fund as they would if they continued to hold shares in the Current Funds.PECTUS 20

Q: What do Board members and independent auditors do?

Board members represent the interests of the shareholders and oversee the management of the fund. Independent auditors review the financial statements prepared for the fund and give an opinion on whether they present fairly the financial position of the fund.

Q: What do the Boards recommend?

After careful consideration, the Current Boards recommend that contract owners vote FOR the Reorganization. The VP Board recommends that contract owners vote FOR the rest of the proposals, assuming the Reorganization is approved.

Q: Do Contract Owners have to do anything to re-allocate assets invested in the Current Funds?

If contract owners have assets in a Current Fund, those assets will automatically be re-allocated to the New UIT that invests in the New VP Fund if the Reorganization is approved. If the proposal receives sufficient votes to pass from contract owners of both of the Current Funds, the Reorganization will be implemented soon after the meeting on August 31, 2004.